Exhibit 32.2

Certification Pursuant to 18 U.S.C. § 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report on Form 10-K of TMX Finance LLC (the “Company”) for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Accounting Officer of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2013

	By:	/s/ ELIZABETH C. NELSON
Elizabeth C. Nelson
Chief Accounting Officer of
TMX Finance LLC
(principal financial officer)